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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 11, 2005

                       INTERACTIVE SYSTEMS WORLDWIDE INC.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                       000-21831                 22-3375134
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 (State or other jurisdiction          (Commission             (IRS Employer
         of incorporation)             File Number)          Identification No.)




2 Andrews Drive, West Paterson, NJ                                    07424
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (973) 256-8181
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)




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ITEM 2.02 Results of Operations and Financial Condition

         On April 11, 2005, Interactive Systems Worldwide Inc. issued a press release, a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference, announcing, among other things, certain financial and operating results for the three months ended March 31, 2005.

ITEM 9.01 Financial Statements and Exhibits

         (c)      Exhibits

         Press release dated April 11, 2005



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INTERACTIVE SYSTEMS WORLDWIDE INC
                                          ---------------------------------
                                                     (Registrant)


Date: April 11, 2005                      By: /s/ Barry Mindes
                                              ---------------------------------
                                          Barry Mindes
                                          Chairman and Chief Executive Officer


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                                INDEX TO EXHIBITS

Exhibit Number     Description of Document
--------------     -----------------------
    99.1           Press release of the Company dated April 11, 2005